UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): November 17 , 2021

STEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-251397	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rollins Road, Millbrae, California	94030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415)
937-7816

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange
Warrants exercisable for Common Stock	STEM WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
As previously reported in a Form
8-K
filed on May 4, 2021 (the “Prior
8-K”),
Stem, Inc. (“Legacy Stem”) and Star Peak Transition Corp. (the “Company” or “STPK”) consummated a merger (the “Merger”), as a result of which STPK acquired Legacy Stem and changed its name to Stem, Inc. Upon consummation of the Merger, each share of Legacy Stem common stock then issued and outstanding was canceled and converted into the right to receive shares of Class A common stock of the Company.
The Merger was accounted for as a reverse recapitalization in accordance with U.S. generally accepted accounting principles. Under this method of accounting, STPK was treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Merger was treated as the equivalent of Legacy Stem issuing stock for the net assets of STPK, accompanied by a recapitalization.
Pursuant to U.S. GAAP, the Company retroactively applied the recapitalization to the Company’s equity structure, including the consolidated statement of stockholders’ deficit from January 1, 2019 to December 31, 2020, the total stockholders’ deficit within the Company’s consolidated balance sheet as of December 31, 2020 and 2019 and the weighted average outstanding shares basic and diluted for the years ended December 31, 2020 and 2019.
Accordingly, the Company is
re-issuing
in an updated format the historical financial statements included in Item 9.01(a) of the Prior
8-K
for the years ended December 31, 2020 and 2019. The information provided in this Current Report on Form
8-K
should be read in conjunction with the other portions of the Prior
8-K
and the Company’s filings on Form
10-Q
and Form
8-K
made subsequent to the filing of the Prior
8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Historical audited financial statements of Stem as of and for the years ended December 31, 2020 and December 31, 2019 and the related notes

101	XBRL Inline Instance Document—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.INS	XBRL Inline Instance Document.

101.SCH	XBRL Inline Taxonomy Extension Schema Document.

101.CAL	XBRL Inline Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: November 17, 2021	By:	/s/ Saul R. Laureles
Name: Saul R. Laureles
Title: Chief Legal Officer and Secretary

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